PROSPECTUS SUPPLEMENT November 20, 1999*
IDS Life of New York Flexible Portfolio Annuity
S-6163 E (4/99)
The following information supplements the information contained in your prospectus:

If you purchase your annuity between November 20, 1999 and May 19, 2000, you are eligible to participate in IDS Life of New York's Special Credit program. To participate, you must make total "net purchase payments" of at least $100,000 to your new annuity at any time during the program period of November 20, 1999 through May 19, 2000. "Net purchase payments" equal purchase payments you make minus any "surrenders" before the date we apply the Special Credit amount to your annuity. "Surrenders" include amounts you can surrender without a surrender charge, such as earnings. "Net purchase payments" do not include amounts transferred, exchanged or rolled over from other IDS Life of New York annuities or life insurance policies. The Special Credit amount is:


   Total net purchase payments:          Special Credit amount:
-------------------------------------------------------------------------------
   $100,000 - $499,999                   1% of total net purchase payments
-------------------------------------------------------------------------------
   $500,000 or more                      $5,000


We will apply the Special Credit amount to the fixed account of your annuity on September 15, 2000 if your annuity is still in force. We will apply the Special Credit amount even if death benefits become payable or you apply your annuity contract value to an annuity payout plan on or before September 15, 2000. We will send you a confirmation when we apply the Special Credit amount to your annuity.

S-6163-30 D (11/99)
*Valid until next prospectus update
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